Exhibit 10.1

==============================================================================




                      FISHER SCIENTIFIC INTERNATIONAL INC.

                            (a Delaware corporation)

                                  $150,000,000

                    8 1/8% Senior Subordinated Notes due 2012


                               PURCHASE AGREEMENT





Dated:  April 17, 2002



==============================================================================




                               TABLE OF CONTENTS


                                                                                                             Page

SECTION 1.        Representations and Warranties..............................................................2
                  (a)      Representations and Warranties by the Company......................................2
                              (i)     Similar Offerings.......................................................2
                             (ii)     Offering Memorandum.....................................................2
                            (iii)     Incorporated Documents..................................................3
                             (iv)     Independent Accountants.................................................3
                              (v)     Financial Statements....................................................3
                             (vi)     No Material Adverse Change in Business..................................3
                            (vii)     Good Standing of the Company............................................4
                           (viii)     Good Standing of Subsidiaries...........................................4
                             (ix)     Capitalization..........................................................4
                              (x)     Authorization of Agreements.............................................4
                             (xi)     Authorization of the Indenture..........................................5
                            (xii)     Authorization of the Securities.........................................5
                           (xiii)     Description of the Securities and the Indenture.........................5
                            (xiv)     Absence of Defaults and Conflicts.......................................5
                             (xv)     Absence of Labor Dispute................................................6
                            (xvi)     Absence of Proceedings..................................................6
                           (xvii)     Possession of Intellectual Property.....................................7
                          (xviii)     License Agreements......................................................7
                            (xix)     Absence of Further Requirements.........................................7
                             (xx)     Possession of Licenses and Permits......................................8
                            (xxi)     Title to Property.......................................................8
                           (xxii)     Tax Returns.............................................................9
                          (xxiii)     Insurance...............................................................9
                           (xxiv)     Investment Company Act..................................................9
                            (xxv)     Stabilization or Manipulation...........................................9
                           (xxvi)     Environmental Laws......................................................9
                          (xxvii)     Registration Rights....................................................10
                         (xxviii)     Accounting Controls....................................................10
                           (xxix)     Rule 144A Eligibility..................................................10
                            (xxx)     No General Solicitation................................................10
                           (xxxi)     No Registration Required...............................................10
                          (xxxii)     No Directed Selling Efforts............................................11
                         (xxxiii)     No Default on Senior Indebtedness......................................11
                          (xxxiv)     Executive Compensation of the Company..................................11
                  (b)      Officer's Certificates............................................................11

SECTION 2.        Sale and Delivery to Initial Purchasers; Closing...........................................11
                  (a)      Securities........................................................................11
                  (b)      Payment...........................................................................11
                  (c)      Qualified Institutional Buyer.....................................................12
                  (d)      Denominations; Registration.......................................................12

SECTION 3.        Covenants of the Company...................................................................12
                  (a)      Offering Memorandum...............................................................12
                  (b)      Notice and Effect of Material Events..............................................12
                  (c)      Amendment to Offering Memorandum and Supplements..................................13
                  (d)      Termination of Provisions.........................................................13
                  (e)      Qualification of Securities for Offer and Sale....................................13
                  (f)      Rating of Securities..............................................................13
                  (g)      Use of Proceeds...................................................................13
                  (h)      Restriction on Sale of Securities.................................................13
                  (i)      DTC Clearance.....................................................................14
                  (j)      Legends...........................................................................14
                  (k)      Periodic Reports..................................................................14

SECTION 4.        Payment of Expenses........................................................................14
                  (a)      Expenses..........................................................................14
                  (b)      Termination of Agreement..........................................................14

SECTION 5.        Conditions of Initial Purchasers' Obligations..............................................15
                  (a)      Opinions of Counsel for the Company...............................................15
                  (b)      Opinion of Counsel for the Initial Purchasers.....................................15
                  (c)      Officers' Certificate.............................................................15
                  (d)      Accountant's Comfort Letter and Consent...........................................15
                  (e)      Bring-down Comfort Letter.........................................................15
                  (f)      Registration Rights Agreement and Indenture.......................................16
                  (g)      Consents..........................................................................16
                  (h)      Additional Documents..............................................................16
                  (i)      Termination of Agreement..........................................................16

SECTION 6.        Subsequent Offers and Resales of the Securities............................................16
                  (a)      Offer and Sale Procedures.........................................................16
                              (i)     Offers and Sales.......................................................16
                             (ii)     No General Solicitation................................................17
                            (iii)     Purchases by Non-Bank Fiduciaries......................................17
                             (iv)     Subsequent Purchaser Notification......................................17
                              (v)     Restrictions on Transfer...............................................17
                             (vi)     Delivery of Offering Memorandum........................................17
                  (b)      Covenants of the Company..........................................................17
                              (i)     Due Diligence..........................................................17
                             (ii)     Integration............................................................18
                            (iii)     Rule 144A Information..................................................18
                             (iv)     Restriction on Repurchases.............................................18
                  (c)      Resale Pursuant to Rule 903 of Regulation S or Rule 144A..........................18

SECTION 7.        Indemnification............................................................................19
                  (a)      Indemnification of Initial Purchasers.............................................19
                  (b)      Indemnification of Company and Directors..........................................20
                  (c)      Actions Against Parties; Notification.............................................20
                  (d)      Settlement Without Consent if Failure to Reimburse................................20

SECTION 8.        Contribution...............................................................................21

SECTION 9.        Representations, Warranties and Agreements to Survive Delivery.............................22

SECTION 10.       Termination of Agreement...................................................................22
                  (a)      Termination; General..............................................................22
                  (b)      Liabilities.......................................................................23

SECTION 11.       Default by One or More of the Initial Purchasers...........................................23

SECTION 12.       Notices....................................................................................23

SECTION 13.       Parties....................................................................................23

SECTION 14.       Governing Law and Time.....................................................................24

SECTION 15.       Effect of Headings.........................................................................24





                     FISHER SCIENTIFIC INTERNATIONAL INC.

                           (a Delaware corporation)


                              PURCHASE AGREEMENT


                                                            April 17, 2002


J.P. Morgan Securities Inc.
Credit Suisse First Boston Corporation
Deutsche Bank Securities Inc.
c/o J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York  10017

Ladies and Gentlemen:

                  Fisher Scientific International Inc., a Delaware corporation (the "Company"), confirms its agreement with J.P. Morgan Securities Inc. ("JPMorgan") and each of the other Initial Purchasers named in Schedule A hereto (collectively, the "Initial Purchasers," which term shall also include any initial purchasers substituted as hereinafter provided in Section 11 hereof) for whom JPMorgan is acting as representative (in such capacity, the "Representative") with respect to the issue and sale by the Company and the purchase by the Initial Purchasers, acting severally and not jointly, of the respective principal amounts set forth in Schedule A of $150,000,000 aggregate principal amount of the Company's 8 1/8% Senior Subordinated Notes due 2012 (the "Securities"). The Securities are to be issued pursuant to an indenture to be dated as of April 24, 2002 (the "Indenture") between the Company and J.P. Morgan Trust Company, National Association, as trustee (the "Trustee"). Securities issued in book-entry form will be issued to Cede & Co. as nominee of The Depository Trust Company ("DTC") pursuant to a letter agreement, to be dated as of the Closing Time (as defined in Section 2(b)) (the "DTC Agreement"), among the Company, the Trustee and DTC.

                  The Company understands that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers ("Subsequent Purchasers") at any time after the date of this Agreement. The Securities are to be offered and sold through the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors that acquire Securities may only resell or otherwise transfer such Securities if such Securities are hereafter registered under the 1933 Act or if an exemption from the registration requirements of the 1933 Act is available (including the exemption afforded by Rule 144A ("Rule 144A") or Regulation S ("Regulation S") of the rules and regulations (the "Rules and Regulations") promulgated under the 1933 Act by the Securities and Exchange Commission (the "Commission")).

                  The Company has prepared and will deliver to the Initial Purchasers, on the date hereof or the next succeeding day, copies of a final offering memorandum dated April 17, 2002 (the "Final Offering Memorandum"), to be used by the Initial Purchaser, in connection with their solicitation of purchases of, or offering of, the Securities. "Offering Memorandum" means, with respect to any date or time referred to in this Agreement, the most recent offering memorandum (whether the Final Offering Memorandum, or any amendment or supplement to such document), including exhibits thereto and any documents incorporated therein by reference, which has been prepared and delivered by the Company to the Initial Purchasers in accordance with Section 3(c) hereof in connection with their solicitation of purchases of, or offering of, the Securities.

                  All references in this Agreement to financial statements and schedules and other information which are "contained," "included" or "stated" in the Offering Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference in the Offering Memorandum and all references in this Agreement to amendments or supplements to the Offering Memorandum shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") which is incorporated by reference in the Offering Memorandum.

                  The holders of the Securities will be entitled to the benefits of the registration rights agreement to be dated as of the Closing Time (the "Registration Rights Agreement"), among the Company and the Initial Purchasers, pursuant to which the Company will agree to file, as soon as practicable after the Closing Time but in any event within 90 days of the Closing Time, a registration statement with the Commission registering the Exchange Securities (as defined in the Registration Rights Agreement) under the 1933 Act.

                  SECTION 1.  Representations and Warranties.
                              ------------------------------

                  (a) Representations and Warranties by the Company. The Company represents and warrants to each Initial Purchaser as of the date hereof and as of the Closing Time referred to in Section 2(b) hereof, and agrees with each Initial Purchaser as follows:

                   (i) Similar Offerings. The Company has not, directly or indirectly, solicited any offer to buy or offered to sell, and will not, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the 1933 Act.

                  (ii) Offering Memorandum. The Offering Memorandum does not, and at the Closing Time will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that this representation, warranty and agreement shall not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with information furnished to the Company in writing by the Initial Purchaser expressly for use in the Offering Memorandum.

                 (iii) Incorporated Documents. The Offering Memorandum as delivered from time to time shall incorporate by reference the most recent Annual Report of the Company on Form 10-K filed with the Commission and each Quarterly Report of the Company on Form 10-Q and each Current Report of the Company on Form 8-K, in each case including all amendments thereto filed with the Commission since the filing of such Annual Report. The documents, including amendments thereto, incorporated or deemed to be incorporated by reference in the Offering Memorandum at the time they were or hereafter are filed with the Commission complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together with the other information in the Offering Memorandum, at the date of the Offering Memorandum and at the Closing Time, do not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (iv) Independent Accountants. Deloitte & Touche, LLP, the accountants who certified the financial statements and supporting schedules incorporated by reference in the Offering Memorandum, are, to the best of the Company's knowledge, independent certified public accountants with respect to the Company and its consolidated subsidiaries within the meaning of Regulation S-X under the 1933 Act.

                   (v) Financial Statements. The financial statements, together with the related schedules and notes, incorporated by reference in the Offering Memorandum present fairly, in all material respects, the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statements of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (except as may be stated therein or in the notes thereto). The selected financial data and the summary financial information included in or incorporated by reference in the Offering Memorandum present fairly, in all material respects, the information shown therein and have been compiled on a basis consistent with that of the audited financial statements incorporated by reference in the Offering Memorandum.

                  (vi) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Offering Memorandum, except as otherwise described or stated therein or contemplated thereby, (A) there has been no material adverse change in the assets, operations, properties, condition (financial or otherwise), earnings or business affairs of the Company and its subsidiaries (each a "Subsidiary" and, collectively, the "Subsidiaries") considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its Subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                 (vii) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, the Indenture, the Securities, the Exchange Securities and the DTC Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required (except for jurisdictions not recognizing the legal concept of good standing), whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

                (viii) Good Standing of Subsidiaries. Each "significant subsidiary" of the Company (as such term is defined in Rule 1-02 of Regulation S-X of the Rules and Regulations, each a "Significant Subsidiary" and collectively the "Subsidiaries") has been duly organized or formed and is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its incorporation or formation, has corporate or other power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and is duly qualified as a foreign corporation, entity or limited liability company to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Offering Memorandum, all of the issued and outstanding capital stock or limited liability company interests of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, other than Permitted Liens (as defined in the Indenture); none of the outstanding shares of capital stock or limited liability company interests of the Subsidiaries was issued in violation of any preemptive or similar rights arising by operation of law, or under the charter or by-laws of any Subsidiary or under any agreement to which the Company or any Subsidiary is a party.

                  (ix) Capitalization. All of the shares of outstanding capital stock of the Company have been duly authorized and validly issued and fully paid and non-assessable.

                   (x) Authorization of Agreements. This Agreement has been and, as of the Closing Time, each of the Registration Rights Agreement and the DTC Agreement will have been, duly authorized, executed and delivered by the Company. Upon the execution thereof by the Company (and assuming the due authorization, execution and delivery by the other parties thereto), each of the Registration Rights Agreement and the DTC Agreement will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as rights to indemnification and contribution may be limited under applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                  (xi) Authorization of the Indenture. The Indenture has been duly authorized by the Company and, at the Closing Time, will have been duly executed and delivered by the Company and (assuming the due authorization, execution and delivery of the Indenture by the Trustee) will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                 (xii) Authorization of the Securities. The Securities have been duly authorized and, at the Closing Time, will have been duly executed by the Company and, when authenticated and issued in the manner provided for in the Indenture and delivered against payment of the purchase price therefor (and assuming the due authorization, execution and delivery of the Indenture by the Trustee), will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture. The Exchange Securities have been duly authorized and, when executed and authenticated and issued and delivered by the Company in exchange for the Securities pursuant to the Exchange Offer (as defined in the Registration Rights Agreement), will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                (xiii) Description of the Securities and the Indenture. The Securities, the Indenture and the Registration Rights Agreement conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum. The Exchange Securities will conform in all material respects to the statements relating thereto contained in the Offering Memorandum and the Registration Statement (as defined in the Registration Rights Agreement) at the time it becomes effective.

                 (xiv) Absence of Defaults and Conflicts. Neither the Company nor any of the Subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument (including the Company's 7-1/8% Senior Notes due 2005 and any of the Company's outstanding 9% Senior Subordinated Notes due 2008 (other than with respect to the corrections to be effected by the amendment required pursuant to
         Section 5(h) hereof)) to which the Company or any of the Subsidiaries is a party or by which any of them may be bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject (collectively, "Agreements and Instruments") or has violated or is in violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their assets or properties, except in each case for such defaults or violations that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Indenture, the DTC Agreement, the Securities, the Exchange Securities and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated hereby or thereby or in the Offering Memorandum and the consummation of the transactions contemplated herein and in the Offering Memorandum (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Offering Memorandum under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or, when the required consent of the lenders under the New Credit Facility (as defined in the Offering Memorandum) necessary to consummate the transactions contemplated hereby is received, a Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, the Agreements and Instruments, Permitted Liens and except for such breaches, defaults, Repayment Events, liens, charges or encumbrances that would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its Subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their assets or properties other than such violations that would not result in a Material Adverse Effect. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its Subsidiaries.

                  (xv) Absence of Labor Dispute. Except as described in the Offering Memorandum, (a) no labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent, and (b) the Company is not aware of any existing or imminent labor disturbance by the employees of any of the Company's or any of the Company's Subsidiaries' principal suppliers, manufacturers, customers or contractors, which, in either case, would result in a Material Adverse Effect.

                 (xvi) Absence of Proceedings. Except as disclosed in the Offering Memorandum, there is no legal or governmental proceeding, in each case before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any Subsidiary thereof which, singly or in the aggregate, would result in a Material Adverse Effect, or which, singly or in the aggregate, would materially and adversely affect the consummation of this Agreement or the performance by the Company of its obligations hereunder or under the Securities or Exchange Securities or any portion thereof. The aggregate of all pending legal or governmental proceedings to which the Company or any Subsidiary thereof is a party or of which any of their respective property or assets is the subject which are not described in the Offering Memorandum, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

                (xvii) Possession of Intellectual Property. Except as described in the Offering Memorandum, the Company and its Subsidiaries own, possess or license, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property (including Intellectual Property which is licensed) or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

               (xviii) License Agreements. Except as described in the Offering Memorandum, all of the agreements pursuant to which the Company or any of its Subsidiaries licenses Intellectual Property from third parties (the "License Agreements") have been duly authorized, executed and delivered by the Company or such Subsidiary and (assuming due authorization, execution and delivery by the other parties thereto) constitute valid and binding agreements of the Company or such Subsidiary, enforceable against the Company or such Subsidiary in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). Neither the Company nor any of its Subsidiaries is in violation of or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any such License Agreement, nor has the Company or any of its Subsidiaries received notice from any third party that the Company or any of its Subsidiaries is in violation of or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any such License Agreement, except for any violation or default which, singly or in the aggregate, would not result in a Material Adverse Effect.

                 (xix) Absence of Further Requirements. Except as disclosed in the Offering Memorandum, and other than (i) registration under the 1933 Act of the Exchange Securities (including filings with the NASD), (ii) qualification of the Indenture under the Trust Indenture Act of 1939, as amended, upon consummation of the Exchange Offer, and
         (iii) registration or qualification under state securities or "blue sky" laws in connection with the offer and sale of the Securities or the Exchange Securities, and subject to compliance by the Initial Purchasers with the representations, warranties and agreements set forth in Section 2, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by or for the due execution, delivery or performance of this Agreement, the Registration Rights Agreement, the Indenture, the DTC Agreement, the Securities, the Exchange Securities and any other agreement or instrument entered into or issued or to be entered into or issued by the Company or any of its Subsidiaries in connection with the consummation of the transactions contemplated herein and in the Offering Memorandum (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Offering Memorandum under the caption "Use of Proceeds").

                  (xx) Possession of Licenses and Permits. Except as described in the Offering Memorandum, the Company and its Subsidiaries possess all governmental permits, licenses, approvals, consents, certificates and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them respectively or as contemplated to be conducted upon consummation of the Recapitalization in the manner described in the Offering Memorandum, except where the failure to possess such Governmental Licenses would not, singly or in the aggregate, result in a Material Adverse Effect; the Company and its Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not result in a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses, nor are there, to the knowledge of the Company, pending or threatened actions, suits, claims or proceedings against the Company or any Subsidiary before any court, governmental agency or body or otherwise that, if successful, would limit, revoke, cancel, suspend or cause not to be renewed any Governmental License, in each case, which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

                 (xxi) Title to Property. The Company and its Subsidiaries have good and marketable title to all real property owned by the Company and its Subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind, except liens in connection with the New Credit Facility (as defined in the Offering Memorandum) as disclosed in the Offering Memorandum and Permitted Liens and such as do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its Subsidiaries; and all of the leases and subleases material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any of its Subsidiaries holds properties described in the Offering Memorandum, are in full force and effect, and neither the Company nor any of its Subsidiaries has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its Subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease which would have a Material Adverse Effect.

                (xxii) Tax Returns. The Company and its Subsidiaries have filed all federal, state, local and foreign tax returns that are required to have been filed by them pursuant to applicable foreign, federal, state, local or other law or have duly requested extensions thereof, has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company and its Subsidiaries, except for such taxes or assessments, if any, as are being contested in good faith and by appropriate proceedings as to which adequate reserves have been provided or where the failure to pay would not result in a Material Adverse Effect. The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability of the Company and each Subsidiary for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not result in a Material Adverse Effect.

               (xxiii) Insurance. The Company and its Subsidiaries carry or are entitled to the benefits of insurance in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect.

                (xxiv) Investment Company Act. The Company is not, nor upon the consummation of the Recapitalization will be, an "investment company" or a company "controlled by" an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                 (xxv) Stabilization or Manipulation. Neither the Company nor its Subsidiaries nor any of its officers, directors or controlling persons has taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities. The Company has not distributed and, prior to the later to occur of (i) the Closing Time and (ii) completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Offering Memorandum or other materials, if any, permitted by the 1933 Act and approved by the Initial Purchasers.

                (xxvi) Environmental Laws. Except as described in the Offering Memorandum and except such matters as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products or nuclear or radioactive material (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its Subsidiaries have all permits, licenses, authorizations and approvals currently required for the conduct their respective businesses in the manner described in the Offering Memorandum under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries and (D) there are no events, facts or circumstances of which the Company is aware that would form the basis of any liability or obligation of the Company or any of its Subsidiaries, including, without limitation, any order, decree, plan or agreement requiring clean-up or remediation, or any action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries relating to any Hazardous Materials or Environmental Laws.

               (xxvii) Registration Rights. There are no holders of securities (debt or equity) of the Company, or holders of rights (including, without limitation, preemptive rights), warrants or options to obtain securities of the Company, who in connection with the issuance, sale and delivery of the Securities and the Exchange Securities, if any, and the execution, delivery and performance of this Agreement and the Registration Rights Agreement, have the right to request the Company to register securities held by them under the 1933 Act.

              (xxviii) Accounting Controls. The Company and its consolidated subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and
         (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                (xxix) Rule 144A Eligibility. The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Time, of the same class as securities listed on a national securities exchange registered under Section 6 of the 1934 Act, or quoted in a U.S. automated interdealer quotation system.

                 (xxx) No General Solicitation. None of the Company, its affiliates, as such term is defined in Rule 501(b) under the 1933 Act ("Affiliates"), or any person acting on its or any of their behalf (other than the Initial Purchasers and their Affiliates, as to whom the Company makes no representation, warranty or agreement) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act.

                (xxxi) No Registration Required. Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 2 and the procedures set forth in Section 5 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the 1933 Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "1939 Act").

               (xxxii) No Directed Selling Efforts. With respect to those Securities sold in reliance on Regulation S, (A) none of the Company, its Affiliates or any person acting on its or their behalf (other than the Initial Purchaser, as to whom the Company makes no representation, warranty or agreement) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and
         (B) each of the Company and its Affiliates and any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation, warranty or agreement) has complied and will comply with the offering restrictions requirement of Regulation S.

               (xxxiii) No Default on Senior Indebtedness. No event of default exists under any contract, indenture, mortgage, loan agreement or instrument constituting Senior Indebtedness (as defined in the Indenture).

               (xxxiv) Executive Compensation of the Company. The Summary Compensation Table and the table setting forth option grants included in the Proxy Statement dated April 10, 2002 and incorporated by reference by the Offering Memorandum are accurate in all material respects.

                  (b) Officer's Certificates. Any certificate signed by any officer of the Company or any of its Subsidiaries delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed a representation and warranty by the Company to each Initial Purchaser as to the matters covered thereby.

                  SECTION 2.  Sale and Delivery to Initial Purchasers; Closing.
                              ------------------------------------------------

                  (a) Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Initial Purchaser, severally and not jointly, and each Initial Purchaser, severally and not jointly, agrees to purchase from the Company, at the price set forth in Schedule B, the aggregate principal amount of Securities set forth in Schedule A opposite the name of such Initial Purchaser, plus any additional principal amount of Securities which such Initial Purchaser may become obligated to purchase pursuant to the provisions of Section 11 hereof.

                  (b) Payment. Payment of the purchase price for, and delivery of certificates for, the Securities shall be made at the office of Cahill Gordon & Reindel or at such other place as shall be agreed upon by the Representative and the Company, at 9:00 A.M. on the fifth business day after the date hereof (unless postponed in accordance with the provisions of Section
11), or such other time not later than ten business days after such date as shall be agreed upon by the Representative and the Company (such time and date of payment and delivery being herein called the "Closing Time").

                  Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Representative for the respective accounts of the Initial Purchasers of certificates for the Securities to be purchased by them. It is understood that each Initial Purchaser has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities which it has agreed to purchase. JPMorgan, individually and not as representative of the Initial Purchasers, may (but shall not be obligated to) make payment of the purchase price for the Securities to be purchased by any Initial Purchaser whose funds have not been received by the Closing Time, but such payment shall not relieve such Initial Purchaser from its obligations hereunder. The certificates representing the Securities shall be registered in the name of Cede & Co. pursuant to the DTC Agreement and shall be made available for examination and packaging by the Initial Purchasers in The City of New York not later than 10:00 A.M. on the last business day prior to the Closing Time.

                  (c) Qualified Institutional Buyer. Each Initial Purchaser represents and warrants to, and agrees with, the Company that it (i) is a "qualified institutional buyer" within the meaning of Rule 144A under the 1933 Act (a "Qualified Institutional Buyer") and (ii) an "accredited investor" within the meaning of Rule 501(a) under the 1933 Act.

                  (d) Denominations; Registration. Certificates for the Securities shall be in such denominations ($1,000 or integral multiples thereof) and registered in such names as the Representative may request in writing at least one full business day before the Closing Time.

                  SECTION 3. Covenants of the Company. The Company covenants with each Initial Purchaser as follows:

                  (a) Offering Memorandum. The Company, as promptly as possible, will furnish to each Initial Purchaser, without charge, such number of copies of the Final Offering Memorandum and any amendments and supplements thereto as such Initial Purchaser may reasonably request.

                  (b) Notice and Effect of Material Events. The Company will immediately notify each Initial Purchaser, and confirm such notice in writing, of (x) any filing made by the Company of information relating to the offering of the Securities with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and (y) prior to the completion of the placement of the Securities by the Initial Purchasers as evidenced by a notice in writing from the Initial Purchasers to the Company, any material changes in or affecting the earnings, business affairs or business prospects of the Company and its Subsidiaries which (i) make any statement in the Offering Memorandum false or misleading or (ii) are not disclosed in the Offering Memorandum. In such event or if during such time any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of the Company, its counsel, the Initial Purchasers or counsel for the Initial Purchasers, to amend or supplement the Final Offering Memorandum in order that the Final Offering Memorandum not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Company will, subject to Section 3(c) below, forthwith amend or supplement the Final Offering Memorandum by preparing and furnishing to each Initial Purchaser an amendment or amendments of, or a supplement or supplements to, the Final Offering Memorandum (in form and substance satisfactory in the reasonable opinion of counsel for the Initial Purchasers) so that, as so amended or supplemented, the Final Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a Subsequent Purchaser, not misleading.

                  (c) Amendment to Offering Memorandum and Supplements. The Company will advise each Initial Purchaser promptly of any proposal to amend or supplement the Offering Memorandum and will not effect such amendment or supplement without the consent of the Initial Purchasers (which consent will not be unreasonably withheld). Neither the consent of the Initial Purchasers to, nor the Initial Purchaser's delivery of, any such amendment or supplement, shall constitute a waiver of any of the conditions set forth in Section 5 hereof.

                  (d) Termination of Provisions. Notwithstanding any provision of paragraph (b) or (c) to the contrary, however, the Company's obligations under paragraphs (b) and (c) shall terminate on the earliest to occur of (i) consummation of the Exchange Offer pursuant to the Registration Rights Agreement, (ii) the effective date of a shelf registration statement with respect to the Securities filed pursuant to the Registration Rights Agreement and (iii) the date upon which none of the Initial Purchasers nor any of their affiliates continues to hold Securities acquired as part of their initial distribution.

                  (e) Qualification of Securities for Offer and Sale. The Company will use its best efforts to register or qualify the Securities for offering and sale under the applicable securities laws of such jurisdictions as the Representative may reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable each Initial Purchaser to consummate the disposition in each such jurisdiction of such Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

                  (f) Rating of Securities. The Company shall take all reasonable action necessary to enable Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. ("S&P"), and Moody's Investors Service Inc. ("Moody's") to provide their respective credit ratings of the Securities.

                  (g) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Offering Memorandum under "Use of Proceeds."

                  (h) Restriction on Sale of Securities. During a period of 90 days from the date of the Offering Memorandum, neither the Company nor any of its Subsidiaries will, without the prior written consent of the Representative, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any securities convertible into or exercisable or exchangeable for securities that are substantially similar to the Securities or file any registration statement under the Securities Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, the economic consequence of ownership of securities that are substantially similar to the Securities, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of securities that are substantially similar to the Securities or such other securities, in cash or otherwise; provided, however, that such restrictions shall not apply to the Exchange Securities.

                  (i) DTC Clearance. The Company will cooperate with the Representative and use its best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of DTC.

                  (j) Legends. Each certificate for a Security will bear the legend contained in "Notices to Investors" in the Offering Memorandum for the time period and upon the other terms stated in the Offering Memorandum.

                  (k) Periodic Reports. For a period of one year after the Closing Time, if requested by the Initial Purchasers, the Company will furnish to the Initial Purchasers copies of all annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company generally to the holders of the Securities or to security holders of its publicly issued securities generally.

                  SECTION 4.  Payment of Expenses.
                              -------------------

                  (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and any filing of the Offering Memorandum and the Registration Statement (including financial statements and any schedules or exhibits and any document incorporated therein by reference) and of each amendment or supplement thereto, including the preliminary prospectuses and the prospectus to be contained in the Registration Statement, (ii) the preparation, printing and delivery to the Initial Purchasers of this Agreement, the Registration Rights Agreement, the Indenture and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Initial Purchasers, including any charges of DTC in connection therewith, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of
Section 3(e) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection therewith and in connection with the preparation of a blue sky memorandum, any supplement thereto and any legal investment survey, (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities and (vii) any fees payable in connection with the rating of the Securities and the listing of the Securities with the Private Offerings, Resales and Trading Through Automated Linkages ("PORTAL") market.

                  (b) Termination of Agreement. If this Agreement is terminated by the Representative in accordance with the provisions of Section 5 or Section 10(a)(i) or 10(a)(ii) hereof, the Company shall reimburse the Initial Purchasers for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Initial Purchasers.

                  SECTION 5. Conditions of Initial Purchasers' Obligations. The obligations of the several Initial Purchasers hereunder are subject to the accuracy of the representations and warranties of the Company contained in
Section 1 hereof or in certificates of any officer of the Company or any of its Subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

                  (a) Opinions of Counsel for the Company. At the Closing Time, the Initial Purchasers shall have received the favorable opinions, dated as of the Closing Time, of (i) Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Company, and (ii) Todd M. DuChene, Vice President, General Counsel and Secretary of the Company, together with signed or reproduced copies of such letters for each of the other Initial Purchasers, and to the effect set forth in Exhibits A and B hereto, respectively.

                  (b) Opinion of Counsel for the Initial Purchasers. At the Closing Time, the Initial Purchasers shall have received the favorable opinion, dated as of the Closing Time, of Cahill Gordon & Reindel, counsel for the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers.

                  (c) Officers' Certificate. At the Closing Time, there shall not have been, since the respective dates as of which information is given in the Offering Memorandum, any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, and the Initial Purchasers shall have received a certificate of two executive officers of the Company, one of which shall be the chief financial or accounting officer, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change; (ii) the Company shall have complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time; and (iii) the representations and warranties of the Company in Section 1 shall be accurate and true and correct as though expressly made at and as of the Closing Time.

                  (d) Accountant's Comfort Letter and Consent. At the time of the execution of this Agreement, the Initial Purchasers shall have received from Deloitte & Touche LLP a letter dated such date, in form and substance satisfactory to the Representative or to counsel for the Initial Purchasers, together with signed or reproduced copies of such letter for each of the other Initial Purchasers, containing statements and information of the type ordinarily included in accountants' "comfort letters" to Initial Purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum. Deloitte & Touche LLP shall include either in such letter or in a separate writing a consent to the inclusion of its report in the Offering Memorandum and to the reference to it under the caption "Independent Auditors" in the Offering Memorandum.

                  (e) Bring-down Comfort Letter. At the Closing Time, the Initial Purchasers shall have received from Deloitte & Touche LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

                  (f) Registration Rights Agreement and Indenture. The Company shall have duly authorized, executed and delivered the Registration Rights Agreement and the Indenture, in each case in a form and substance satisfactory to the Representative and counsel to the Initial Purchasers.

                  (g) Consents. The Company shall have received all necessary governmental and contractual consents and approvals, including those required under the New Credit Facility, necessary for the consummation of the transactions contemplated hereby, except to the extent that the failure to obtain any such consent or approval would not have a Material Adverse Effect.

                  (h) Additional Documents. At the Closing Time, counsel for the Initial Purchasers shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained (including the amendment to the Indenture dated November 20, 1998 correcting certain references); and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Initial Purchasers and counsel for the Initial Purchasers.

                  (i) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representative by notice to the Company in writing at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 7, 8 and 9 shall survive any such termination and remain in full force and effect.

                  SECTION 6.  Subsequent Offers and Resales of the Securities.
                              -----------------------------------------------

                  (a) Offer and Sale Procedures. Each of the Initial Purchasers and the Company hereby establish and agree to observe the following procedures in connection with the offer and sale of the
         Securities:

                   (i) Offers and Sales. Offers and sales of the Securities will be made only by the Initial Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made. Each such offer or sale shall only be made (A) to persons whom the offeror or seller reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the 1933 Act) or
         (B) to non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S under the 1933 Act.

                  (ii) No General Solicitation. The Securities will be offered by approaching prospective Subsequent Purchasers on an individual basis. No general solicitation or general advertising (within the meaning of Rule 502(c) under the 1933 Act) will be used in the United States in connection with the offering of the Securities.

                 (iii) Purchases by Non-Bank Fiduciaries. In the case of a non-bank Subsequent Purchaser of a Security acting as a fiduciary for one or more third parties, in connection with an offer and sale to such purchaser pursuant to clause (a) above, each third party shall, in the judgment of the applicable Initial Purchaser, be a Qualified Institutional Buyer or a non-U.S. person outside the United States.

                  (iv) Subsequent Purchaser Notification. Each Initial Purchaser will take reasonable steps to inform, and cause each of its U.S. Affiliates to take reasonable steps to inform, persons acquiring Securities from such Initial Purchaser or affiliate, as the case may be, in the United States that the Securities (A) have not been and will not be registered under the 1933 Act, (B) are being sold to them without registration under the 1933 Act in reliance on Rule 144A or in accordance with another exemption from registration under the 1933 Act, as the case may be, and (C) may not be offered, sold or otherwise transferred except (1) to the Company, (2) outside the United States in accordance with Rule 904 of Regulation S, or (3) inside the United States in accordance with (x) Rule 144A to a person who the seller reasonably believes is a Qualified Institutional Buyer that is purchasing such Securities for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A or (y) pursuant to any other available exemption from the registration requirements of the 1933 Act.

                   (v) Restrictions on Transfer. The transfer restrictions and the other provisions set forth in Section 2.6 of the Indenture, including the legend required thereby, shall apply to the Securities except as otherwise agreed by the Company and the Initial Purchasers. Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Company for any losses, damages or liabilities suffered or incurred by the Company, including any losses, damages or liabilities under the 1933 Act, arising from or relating to any resale or transfer of any Security.

                  (vi) Delivery of Offering Memorandum. Each Initial Purchaser will deliver to each purchaser of the Securities in connection with its original distribution of the Securities, a copy of the Offering Memorandum, as amended and supplemented at the date of such delivery.

                  (b) Covenants of the Company. The Company covenants with each Initial Purchaser as follows:

                   (i) Due Diligence. In connection with the original distribution of the Securities, the Company agrees that, prior to any offer or resale of the Securities by the Initial Purchasers, the Initial Purchasers and counsel for the Initial Purchasers shall have the right to make reasonable inquiries into the business of the Company and its subsidiaries. The Company also agrees to provide answers to each prospective Subsequent Purchaser of Securities who so requests concerning the Company and its subsidiaries (to the extent that such information is available or can be acquired and made available to prospective Subsequent Purchasers without unreasonable effort or expense and to the extent the provision thereof is not prohibited by applicable law or contractual obligation) and the terms and conditions of the offering of the Securities, as provided in the Offering Memorandum.

                  (ii) Integration. The Company agrees that it will not and will cause its Affiliates not to make any offer or sale of securities of the Company of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the 1933 Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Company to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the 1933 Act provided by Section 4(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.

                 (iii) Rule 144A Information. The Company agrees that, in order to render the Securities eligible for resale pursuant to Rule 144A under the 1933 Act, while any of the Securities remain outstanding, it will make available, upon request, to any holder of Securities or prospective purchasers of Securities the information specified in Rule 144A(d)(4), unless the Company furnishes information to the Commission pursuant to Section 13 or 15(d) of the 1934 Act (such information, whether made available to holders or prospective purchasers or furnished to the Commission, is herein referred to as "Additional Information").

                  (iv) Restriction on Repurchases. Until the expiration of two years after the original issuance of the Securities, the Company will not, and will cause its Affiliates not to, purchase or agree to purchase or otherwise acquire any Securities which are "restricted securities" (as such term is defined under Rule 144(a)(3) under the 1933 Act), whether as beneficial owner or otherwise (except as agent acting as a securities broker on behalf of and for the account of customers in the ordinary course of business in unsolicited broker's transactions) unless, immediately upon any such purchase, the Company or any Affiliate shall submit such Securities to the Trustee for cancellation.

                  (c) Resale Pursuant to Rule 903 of Regulation S or Rule 144A. Each Initial Purchaser understands that the Securities have not been and will not be registered under the 1933 Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the 1933 Act or pursuant to an exemption from the registration requirements of the 1933 Act. Each Initial Purchaser represents and agrees that, except as permitted by Section 6(a) above, it has offered and sold Securities and will offer and sell Securities
(i) as part of their distribution at any time and (ii) otherwise until forty days after the later of the date upon which the offering of the Securities commences and the Closing Time, only in accordance with Rule 903 of Regulation S or Rule 144A under the 1933 Act. Accordingly, neither the Initial Purchasers, their affiliates nor any persons acting on their behalf have engaged or will engage in any directed selling efforts with respect to the Securities, and the Initial Purchasers, its affiliates and any persons acting on their behalf have complied and will comply with the offering restriction requirements of Regulation S. Each Initial Purchaser agrees that, at or prior to confirmation of a sale of Securities (other than a sale of Securities pursuant to Rule 144A), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it or through it during the restricted period a confirmation or notice to substantially the following effect:

         "The Securities covered hereby have not been registered under the United States Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to or for the account or benefit of U.S. persons (i) as part of their distribution at any time and (ii) otherwise until forty days after the later of the date upon which the offering of the Securities commenced and the date of closing, except in either case in accordance with Regulation S or Rule 144A under the Securities Act. Terms used above have the meaning given to them by Regulation S."

Terms used in the above paragraph have the meanings given to them by Regulation S.

                  Each Initial Purchaser severally represents and agrees that it has not entered and will not enter into any contractual arrangements with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company.

                  SECTION 7.  Indemnification.
                              ---------------

                  (a) Indemnification of Initial Purchasers. The Company agrees to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls each Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                   (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Final Offering Memorandum, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Company; and

                 (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representative except to the extent otherwise expressly provided in
         Section 7(c) hereof), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser expressly for use in the Offering Memorandum.

                  (b) Indemnification of Company and Directors. Each Initial Purchaser severally agrees to indemnify and hold harmless the Company and its directors, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser expressly for use in the Offering Memorandum. It is agreed that such information consists only of the entire third full paragraph, the fifth sentence of the eighth full paragraph and the first and second sentences of the tenth full paragraph under "Plan of Distribution."

                  (c) Actions Against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(a) above, counsel to the indemnified parties shall be selected by the Representative, and, in the case of parties indemnified pursuant to Section 7(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  (d) Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its consent if such indemnifying party (i) reimburses such indemnified party in accordance with such request to the extent that it considers such request to be reasonable and (ii) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

                  SECTION 8. Contribution. If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

                  The relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Initial Purchasers, bear to the aggregate initial offering price of the Securities.

                  The relative fault of the Company on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this
Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

                  Notwithstanding the provisions of this Section 8, the Initial Purchasers shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Initial Purchasers has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

                  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  For purposes of this Section 8, each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser, and each director of the Company and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

                  SECTION 9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its Subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Initial Purchasers.

                  SECTION 10.  Termination of Agreement.
                               ------------------------

                  (a) Termination; General. The Representative may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Offering Memorandum, any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis (either within or outside the United States) or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Initial Purchaser, impracticable to proceed with the offering, sale or delivery of the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or limited, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market System has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

                  (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 8 and 9 shall survive such termination and remain in full force and effect.

                  SECTION 11. Default by One or More of the Initial Purchasers. If one or more of the Initial Purchasers shall fail at the Closing Time to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representative shall have the right, but not the obligation, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Initial Purchasers, or any other Initial Purchasers, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser.

                  No action pursuant to this Section shall relieve any defaulting Initial Purchaser from liability in respect of its default.

                  In the event of any such default which does not result in a termination of this Agreement, either the Representative or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Offering Memorandum or in any other documents or arrangement.

                  SECTION 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be directed to the Representative at 270 Park Avenue, 4th Floor, New York, New York 10017, attention of Steven Tulip, with a copy to Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, attention of Michael A. Becker; notices to the Company shall be directed to it at Fisher Scientific International, Inc., 1 Liberty Lane Hampton, New Hampshire 03842, attention of Todd M. DuChene, with copies to Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, attention of David J. Goldschmidt.

                  SECTION 13. Parties. This Agreement shall each inure to the benefit of and be binding upon the Initial Purchasers and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchasers and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 8 and 9 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchasers and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

                  SECTION 14. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

                  SECTION 15. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                          [SIGNATURE PAGES FOLLOW]





                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart, hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Initial Purchasers and the Company in accordance with its terms.

                                       Very truly yours,

                                       FISHER SCIENTIFIC INTERNATIONAL INC.


                                       By:    /s/ Todd M. DuChene
                                              ----------------------------------
                                              Name:  Todd M. DuChene
                                              Title: Vice President, General
                                                     Counsel and Secretary


CONFIRMED AND ACCEPTED, as of the date first above written:


J.P. MORGAN SECURITIES INC.
CREDIT SUISSE FIRST BOSTON CORPORATION
DEUTSCHE BANK SECURITIES INC.


By:  J.P. Morgan Securities Inc.


By: /s/ Geoffrey S. Benson
    -------------------------------
     Name:  Geoffrey S. Benson
     Title: Vice President







                                    Sch A-1
                                  SCHEDULE A


                                                             Principal
                                                             Amount of
Name of Initial Purchaser                                    Securities

J.P. Morgan Securities Inc.                                  $ 52,500,000
Credit Suisse First Boston Corporation                       $ 52,500,000
Deutsche Bank Securities Inc.                                $ 45,000,000
                                                             -----------
Total                                                        $150,000,000
                                                              ===========








                                    Sch B-1
                                  SCHEDULE B


                     FISHER SCIENTIFIC INTERNATIONAL INC.

                $150,000,000 Senior Subordinated Notes due 2012



                  1. The initial offering price of the Securities in the private placement shall be 100% of the principal amount thereof, plus accrued interest, if any, from the date of issuance.

                  2. The purchase price to be paid to the Initial Purchaser for the Securities shall be 98.5% of the gross proceeds thereof of $150,000,000.

                  3. The interest rate on the Securities shall be 8 1/8% per annum.

                  4. The interest payment dates of the Securities shall be May 1 and November 1 of each year, commencing November 1, 2002.

                  5. The Securities will be subject to redemption at any time on and after May 1, 2007, at the option of the Company, at the following redemption prices (expressed as percentages of the principal amount), if redeemed during the 12-month period beginning May 1 of the years indicated below:

                Year                           Redemption Price
                ----                           ----------------
                2007                               104.063%
                2008                               102.708%
                2009                               101.354%
                2010                               100.000%

and thereafter at 100% of the principal amount, in each case, together with accrued and unpaid interest, if any, to the redemption date (subject to the rights of holders of record on relevant record dates to receive interest due on an interest payment date).

                  6. At any time, or from time to time, on or prior to May 1, 2005, the Company may, at its option, use the net proceeds of one or more Equity Offerings (as defined in the Indenture) to redeem up to 40% of the aggregate principal amount of Securities originally issued under the Indenture at a redemption price equal to 108.125% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the redemption date; provided that at least 60% of the original principal amount of Notes remains outstanding immediately after any such redemption (excluding any Notes owned by the Company).



                                                                   Exhibit A


               Form of Opinion of Skadden, Arps, Slate, Meagher
& Flom LLP pursuant to Section 5(a)1


                  1. The Company has the corporate power and authority to execute, deliver and perform all its obligations under the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Securities, the Exchange Securities and the DTC Agreement.

                  2. The Purchase Agreement has been duly authorized, executed and delivered by the Company.

                  3. The Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that (a) enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and
(ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (b) the enforceability under certain circumstances of provisions imposing a payment obligation pending the ability of the Company to comply timely with its registration obligations may be limited by applicable law.

                  4. The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that (a) enforcement thereof may be limited by
(i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally, or (ii) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity), (b) the enforceability of indemnification and contribution provisions may be limited by Federal and state securities laws or the public policies underlying such laws and (c) the enforceability, under certain circumstances of provisions imposing a payment obligation pending the ability of the Company to comply timely with its registration obligations under the Registration Rights Agreement may be limited by applicable law.

                  5. The DTC Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity).

                  6. The Securities have been duly authorized and executed by the Company, and, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by you in accordance with the terms of the Purchase Agreement, the Securities will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except to the extent that (a) enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and
(ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (b) the enforceability, under certain circumstances of provisions imposing a payment obligation pending the ability of the Company to comply timely with its registration obligations may be limited by applicable law.

                  7. The issuance of the Exchange Securities has been duly authorized by the Company, and, when the Exchange Securities have been duly executed, authenticated, issued and delivered in exchange for the Securities, in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer (as defined in the Registration Rights Agreement), the Exchange Securities will constitute valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

                  8. The statements set forth in the Offering Memorandum under the caption "Certain Federal Income tax Considerations," insofar as such statements purport to summarize certain provisions of the laws referred to therein, fairly summarize such provisions in all material respects.

                  9. The statements in the Offering Memorandum under the caption "Description of Notes," insofar as such statements purport to summarize certain provisions of the documents referred to therein, fairly summarize such provisions in all material respects.

                  10. The execution and delivery by the Company of the Securities and each of the Transaction Documents2, and the consummation by the Company of the transactions contemplated thereby, will not conflict with or result in any breach or violation of, or constitute a default under, (A) the Certificate of Incorporation or By-laws of the Company or (B) any Applicable Laws.3

                  11. No Governmental Approval,4 which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution and delivery by the Company of the Transaction Documents or the consummation by the Company of the transactions contemplated thereby.

                  12. Assuming (i) the accuracy of the representations and warranties of the Company set forth in Sections 1(a)(i), (xxv), (xxix), (xxx) and (xxxii) of the Purchase Agreement and of you set forth in Section 2(c) of the Purchase Agreement, (ii) the due performance by the Company of the covenants and agreements set forth in Sections 1(a)(i), (xxv), (xxix), (xxx) and (xxxii) and 3(i) of the Purchase Agreement, (iii) your compliance with the offering and transfer procedures and restrictions described in the Offering Memorandum, (iv) the accuracy of the representations and warranties made in accordance with the Purchase Agreement and the Offering Memorandum by purchasers to whom you initially resell Securities and (v) that purchasers to whom you initially resell Securities receive a copy of the Offering Memorandum prior to or contemporaneously with such sale, the offer, sale and delivery of the Securities to you in the manner contemplated by the Purchase Agreement and the Offering Memorandum, and the initial resale of the Securities by you in the manner contemplated by the Offering Memorandum and the Purchase Agreement, do not require registration under the Securities Act of 1933, as amended, and the Indenture does not require qualification under the Trust Indenture Act of 1939, as amended, it being understood that we do not express any opinion as to any subsequent resale of any Security.

                  13. The Company is not and, upon application of the proceeds as described in the Offering Memorandum under the caption "Use of Proceeds," will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                  In addition, we have participated in conferences with officers and other representatives of the Company, representatives of the independent accountants of the Company and your representatives and counsel at which the contents of the Offering Memorandum and related matters were discussed. We did not participate in the preparation of the documents incorporated by reference in the Offering Memorandum but have, however, reviewed such documents and discussed the business of the Company with officers and other representatives of the Company. Although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Memorandum and have made no independent check or verification thereof (other than to the extent specified in paragraphs 9 and 10 above), on the basis of the foregoing, no facts have come to our attention that have led us to believe that the Offering Memorandum, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that we do not express any opinion or belief with respect to the financial statements, schedules and other financial data included or incorporated by reference therein or excluded therefrom.







                                                                    Exhibit B


                      Form of Opinion of Vice President,
                         General Counsel and Secretary
                       issued pursuant to Section 5(a)5
                     --------------------------------- -


                  1. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware.

                  2. The Company is duly qualified as a foreign corporation to transact business and is in good standing as a foreign corporation under the laws of each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect and except for jurisdictions not recognizing the legal concept of good standing.

                  3. The authorized, issued and outstanding capital stock of the Company is as set forth in the Offering Memorandum in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to options referred to in the Offering Memorandum). All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable.

                  4. Each domestic significant subsidiary6 (each a "Domestic Significant Subsidiary" and collectively the "Domestic Significant Subsidiaries") has been duly incorporated and is validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation.

                  5. Each Domestic Significant Subsidiary has corporate or other power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum.

                  6. Each Domestic Significant Subsidiary is duly qualified as a foreign corporation to transact business and is in good standing as a foreign corporation, entity or limited liability company under the laws of each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified or to be in good standing would not result in a Material Adverse Effect and except for jurisdictions not recognizing the legal concept of good standing.

                  7. All of the issued and outstanding capital stock (or membership interests in the case of Fisher Scientific Company L.L.C.) of each Domestic Significant Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and, to the best of my knowledge and information, is owned of record, directly or through subsidiaries, by the Company free and clear of any security interest, mortgage, pledge, lien, claim or equity other than Permitted Liens (as defined in the Indenture) and liens under the New Credit Facility.

                  8. Except as described in the Offering Memorandum, there is no action, suit or proceeding or, to my knowledge, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending or, to my knowledge, threatened, against or affecting the Company or any of its subsidiaries, which would, individually or in the aggregate, have a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company of its obligations thereunder or under the Securities or Exchange Securities or in connection with the transactions contemplated thereby.

                  9. The execution, delivery and performance by the Company of the Securities, the Exchange Securities and each of the Transaction Documents and compliance by the Company with its obligations thereunder will not (a) to the best of my knowledge, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of or a default or Repayment Event under or result in the creation or imposition of any lien, charge or encumbrance (except for Permitted Liens) upon any property or assets of the Company or any of its Subsidiaries pursuant to any material contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its Subsidiaries is subject (except for such conflicts, breaches or defaults that would not have a Material Adverse Effect and except that I express no opinion with respect to the financial ratios or tests or any aspects of the financial condition or results of operations of the Company and its Subsidiaries to the extent the determination of such conflict, breach or default required quantitative determination), or (b) result in any violation (i) of the provisions of the respective Certificates of Incorporation or By-laws (or limited liability company agreement in the case of Fisher Scientific Company
LLC) of the Company or any of the Significant Subsidiaries or (ii) under any judgment, order, writ or decree known to me of any government, government instrumentality or court having jurisdiction over the Company or any of its Subsidiaries or any of their respective assets, properties or operations, except for permits and similar authorizations required under the securities or Blue Sky laws of certain jurisdictions (as to which I do not express any opinion) and such violations which would not have a Material Adverse Effect.

                  10. The documents incorporated by reference in the Offering Memorandum (other than the financial statements and schedules included therein, as to which I do not express any opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder.

                  11. The information incorporated by reference in the Offering Memorandum under "Legal Proceedings," to the extent that it constitutes matters of law, summaries of legal matters or legal proceedings, or legal conclusions, has been reviewed and is correct in all material respects.

                  12. The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum.

                  In addition, I have participated in conferences with officers and other representatives of the Company, representatives of the independent accountants of the Company and your representatives and counsel at which the contents of the Offering Memorandum and related matters were discussed, and although I am not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Memorandum and have made no independent check or verification thereof (other than to the content specified in paragraph 11 above), no facts have come to my attention that lead me to believe that the Offering Memorandum, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that I express no opinion or belief with respect to the financial statements, schedules and other financial data included incorporated by reference therein or excluded therefrom.


(Footnotes)

                  1 Opinion subject to customary assumptions, qualifications and exceptions.


                  2 "Transaction Documents" means the Purchase Agreement, the Indenture, the Registration Rights Agreement and the DTC Agreement.

                  3 "Applicable Laws" means the Delaware General Corporation Law and those laws, rules and regulations of the State of New York and the United States of America, in each case, which, in our experience, are normally applicable to transactions of the type contemplated by the Transaction Documents (other than United States federal securities laws, state securities or Blue Sky laws, antifraud laws and the rules and regulations of the National Association of Securities Dealers, Inc.), but without our having made any special investigation with respect to any other laws, rules or regulations.

                  4 "Governmental Approval" means any consent, approval, license, authorization or validation of, or filing, qualification or registration with, any Governmental Authority required to be made or obtained by the Company pursuant to Applicable Laws, other than any consent, approval, license, authorization, validation, filing, qualification or registration which may have become applicable as a result of the involvement of any other party (other than the Company) in the transactions contemplated by the Purchase Agreement and the other Transaction Documents or because of such parties' legal or regulatory status or because of any other facts specifically pertaining to such parties.

                  "Governmental Authorities" means any court, regulatory body, administrative agency or governmental body of the State of Delaware or the United States of America having jurisdiction over the Company under Applicable Laws.

                  5 Opinion subject to customary assumptions, qualifications and exceptions.


                  6 As the term "Significant Subsidiary" is defined in Rule 1-02 of Regulation S-X of the Rules and Regulations.